EXHIBIT 99.1

GEE Group to Present at Marcum MicroCap Conference

Management Will Outline Growth Strategy and Conduct One-on-One Meetings

NAPERVILLE, IL / ACCESSWIRE / June 12, 2017 / GEE Group Inc. (NYSE MKT: JOB) ("the Company" or "GEE"), a provider of professional staffing services and human resource solutions, today announced that members of the GEE management team will present at the upcoming Marcum MicroCap Conference. The Company will present on June 16th at 11:00 AM Eastern Standard Time at the Grand Hyatt Hotel in New York City. GEE's Chairman and Chief Executive Officer, Derek Dewan, will participate at the conference and in the Company's presentation which will contain recent business highlights, including the recent acquisition and merger of SNI with and into GEE. Dewan will also discuss the Company's organic and acquisition growth strategy.

The Marcum MicroCap Conference is an annual highlight on the investment community calendar. Since its launch in 2012, this event has become a nationally recognized forum for publicly traded companies with less than $500 million in market capitalization to network with fund managers and high net worth investors who focus on small cap equities. More than 2,000 participants from all segments of the microcap market participate each year, including senior management, finance and legal executives, venture and lower middle-market private equity investors, institutional investors, directors, investment bankers, buy- and sell-side analysts, and service providers to the microcap marketplace. The agenda will feature presentations by CEOs and CFOs in seven principal industry sectors, expert panels moderated by industry leaders, and the opportunity for investors to meet with management of presenting companies on a one-on-one basis.

About GEE Group

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

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Forward-Looking Statements

In addition to historical information, this press release contains statements relating to the Company's future results (including certain projections, pro forma financial information, and business trends) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. Certain factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale ; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

GEE Group Inc.

Andrew J. Norstrud

813.803.8275

invest@genp.com

SOURCE: GEE Group Inc.

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